Exhibit 99.1

INSTRUCTIONS

AS TO USE OF

GEOMET, INC.

SUBSCRIPTION RIGHTS CERTIFICATES

CONSULT THE INFORMATION AGENT OR YOUR BANK, BROKER OR NOMINEE AS TO ANY QUESTIONS

The following instructions relate to a rights offering (the “Rights Offering”) by GeoMet, Inc., a Delaware corporation (“GeoMet”), made by GeoMet to the holders of record (the “Recordholders”) of its common stock, par value $0.001 per share, as described in the GeoMet prospectus supplement dated July 29, 2010 and the prospectus dated December 8, 2009 (collectively, the “Prospectus”). Recordholders of common stock as of the close of business on July 26, 2010 (the “Record Date”) have received transferable subscription rights (the “Rights”) to subscribe for and purchase shares of Series A Convertible Redeemable Preferred Stock, par value $.001 per share (the “preferred stock”). An aggregate of 4,000,000 shares of preferred stock are being offered for purchase in the Rights Offering. Each Recordholder will receive one Right for every 9.8656905 shares of common stock it owned of record on the Record Date, subject to adjustment to eliminate fractional rights.

Each Right entitles the Recordholder to purchase one (1) share of preferred stock at the cash price of $10.00 per share (the “Subscription Price”). GeoMet will not issue fractional subscription rights or cash in lieu of fractional rights. Stockholders that beneficially own at least one share of our common stock, but less than ten shares of our common stock, will receive the right to purchase one share of our preferred stock. Otherwise, fractional subscription rights will be rounded down to the nearest whole number to ensure that we offer no more than 4,000,000 shares of preferred stock in the Rights Offering. Nominee holders of common stock that hold, on the Record Date, shares for the account of more than one beneficial owner may exercise the number of Rights to which all such beneficial owners in the aggregate would otherwise have been entitled if they had been direct record holders of common stock on the Record Date, provided such nominee holder provides an appropriate “Nominee Holder Certification Form” to the Subscription Agent with respect to each exercise.

The Rights will expire, if not exercised, at 5:00 p.m., Eastern time, on August 18, 2010, unless extended by the board of directors of GeoMet with the consent of the backstop purchaser (as it may be extended, the “Expiration Date”), as described in the Prospectus. After the Expiration Date, unexercised Rights will not be exercisable or transferrable. There is no obligation to honor any purported exercise of Rights received by American Stock Transfer & Trust Company, LLC (the “Subscription Agent”) after 5:00 p.m., Eastern time, on the Expiration Date, regardless of when the documents relating to such exercise were sent, except pursuant to the Guaranteed Delivery Procedures described below. GeoMet may extend the Expiration Date by giving oral or written notice to the Subscription Agent on or before the Expiration Date, followed by a press release no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. The common stock is traded on the NASDAQ Global Market (“NASDAQ”) under the symbol “GMET.” The Rights are transferable during the subscription period, and GeoMet has applied for the Rights to be listed on NASDAQ under the symbol “GMETR.” The Rights will be evidenced by Rights certificates (the “Rights Certificates”).

The number of Rights to which you are entitled is printed on the face of your Rights Certificate. You should indicate your wishes with regard to the exercise of your Rights by completing the appropriate portions of your Rights Certificate and returning the certificate to the Subscription Agent in the envelope provided, in accordance with these instructions and the terms set forth in the Prospectus.

YOUR RIGHTS CERTIFICATES, OR NOTICE OF GUARANTEED DELIVERY, AND SUBSCRIPTION PRICE PAYMENT, INCLUDING FINAL CLEARANCE OF ANY CHECKS, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT BY 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE. ONCE A HOLDER OF RIGHTS HAS EXERCISED ITS SUBSCRIPTION PRIVILEGE, SUCH EXERCISE MAY NOT BE REVOKED. RIGHTS NOT EXERCISED PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE OF THE RIGHTS OFFERING WILL EXPIRE WITHOUT ANY VALUE.

1. Method of Subscription—Exercise of Rights.

To exercise Rights, complete your Rights Certificate and send it, properly completed and executed with any signature guarantees, together with payment in full of the Subscription Price for each share of preferred stock subscribed for, to the Subscription Agent, for delivery by 5:00 p.m., Eastern time, on the Expiration Date. All payments must be made in U.S. dollars for the full number of shares of preferred stock being subscribed for and must be in the form of (a) certified or cashier’s check drawn upon a U.S. bank payable to American Stock Transfer & Trust Company, LLC, as Subscription Agent or (b) wire transfer of immediately available funds directly to the account maintained by American Stock Transfer & Trust Company, LLC, acting as Subscription Agent for GeoMet, for purposes of accepting subscriptions in the Rights Offering at JPMorgan Chase Bank, 55 Water Street, New York, New York 10005, ABA No. 021000021, Account No. 530-354624 (the “Subscription Account”) Attention: American Stock Transfer GeoMet, Inc. with reference to the Rights holder’s name.

The Rights Certificate and payment of the Subscription Price, or, if applicable, the Notice of Guaranteed Delivery (as defined below), must be delivered to the Subscription Agent by one of the methods described below:

For delivery by mail:

American Stock Transfer & Trust Company, LLC

Operations Center

Attn: Reorganization Department

P.O. Box 2042

New York, New York 10272-2042

For delivery by hand or courier:

American Stock Transfer & Trust Company, LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

Telephone Number for Confirmation:

(877) 248-6417 (toll free)

(718) 921-8317

If you have any questions or require additional copies of relevant documents, please contact the Information Agent, D.F. King & Co., Inc., at (800) 949-2583 (toll free) or (212) 269-5550 (collect).

Delivery to an address or by a method other than those above does not constitute valid delivery.

By making arrangements with your bank or broker for the delivery of funds on your behalf, you may also request such bank or broker to exercise the Rights Certificate on your behalf. Alternatively, you may cause a written guarantee substantially in the form of Exhibit A to these instructions (the “Notice of Guaranteed Delivery”), from an “Eligible Guarantor Institution” (unless your Rights Certificate provides that shares are to be delivered to you as record holder of those Rights, or you are an Eligible Guarantor Institution), as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, such as a member firm of a registered national securities exchange or a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the U.S., subject to standards and procedures adopted by the Subscription Agent (each, an “Eligible Institution”), to be received by the Subscription Agent on or prior to the Expiration Date together with payment in full of the applicable Subscription Price. Such Notice of Guaranteed Delivery must state your name, the number of Rights represented by the Rights Certificate held by you, the number of shares of preferred stock being subscribed for and that you will guarantee the delivery to the Subscription Agent of any properly completed and executed Rights Certificate evidencing such Rights within three (3) business days following the date of the Notice of Guaranteed Delivery. If this procedure is followed, the properly completed Rights Certificate evidencing the Rights being exercised, with any required signature guarantees, must be received by the Subscription Agent within three (3) business days following the date of the Notice of Guaranteed Delivery. The Notice of Guaranteed Delivery may be delivered to the Subscription Agent in the same manner as Rights Certificates at the address set forth above, or may be transmitted to the Subscription Agent by facsimile transmission (Facsimile No. (718) 234-5001). Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the Subscription Agent at the address set forth above or by calling the D.F. King & Co., Inc., the Information Agent, at (800) 949-2583 (toll free) or (212) 269-5550 (collect).

If the aggregate Subscription Price paid by you is insufficient to purchase the number of shares of preferred stock subscribed for, or if no number of shares of preferred stock to be purchased is specified, then you will be deemed to have exercised the Right to purchase shares of preferred stock to the full extent of the payment tendered.

2. Issuance of Preferred Stock.

The preferred stock will only be issued in the form of global securities held in book-entry form. Depository Trust Company (“DTC”) or its nominee will be the sole registered holder of the preferred stock. Owners of beneficial interests in the preferred stock represented by the global securities will hold their interests pursuant to the procedures and practices of DTC. As a result, beneficial interests in any such securities will be shown on, and transfers will be effected only through, records maintained by DTC and its direct and indirect participants and any such interest may not be exchanged for certificated securities, except in limited circumstances. Owners of beneficial interests must exercise any rights in respect of their interests, including any right to convert or require repurchase of their interests in the preferred stock, in accordance with the procedures and practices of DTC. Beneficial owners will not be holders and will not be entitled to any rights provided to the holders of the preferred stock under the global securities or the certificate of designations. GeoMet and any of its agents may treat DTC as the sole holder and registered owner of the global securities.

3. Sale or Transfer of Rights.

(a) Sale of Rights Through a Commercial Bank or Broker. To sell Rights evidenced by a Rights Certificate through your commercial bank or broker, sign Form 2 of your Rights Certificate leaving the rest of the Form blank (your broker will add the buyer’s name later). You must have your signature on Form 2 guaranteed in Form 5 by an Eligible Institution and deliver your Rights Certificate and the accompanying envelope to your commercial bank or broker. Your Rights Certificate should be delivered to your commercial bank or broker in ample time for it to be exercised. If Form 2 is completed without designating a transferee, the Subscription Agent may thereafter treat the bearer of the Rights Certificate as the absolute owner of all of the Rights evidenced by such Rights Certificate for all purposes, and the Subscription Agent shall not be affected by any notice to the contrary. Because your commercial bank or broker cannot issue Rights Certificates, if you wish to sell less than all of the Rights evidenced by a Rights Certificate, either you or your commercial bank or broker must instruct the Subscription Agent as to the action to be taken with respect to the Rights not sold, or you or your commercial bank or broker must first have your Rights Certificate divided into Rights Certificates of appropriate denominations by following the instructions in Section 4 of these instructions. The Rights Certificates evidencing the number of Rights you intend to sell can then be transferred by your commercial bank or broker in accordance with the instructions in this Section 3(a).

(b) Transfer of Rights to a Designated Transferee. To transfer your Rights to a transferee other than a commercial bank or broker, you must complete Form 2 in its entirety, execute the Rights Certificate and have your signature guaranteed in Form 5 by an Eligible Institution. A Rights Certificate that has been properly transferred in its entirety may be exercised by a new holder without having a new Rights Certificate issued. In order to exercise, or otherwise take action with respect to, such a transferred Rights Certificate, the new holder should deliver the Rights Certificate, together with payment of the applicable Subscription Price and complete separate instructions signed by the new holder, to the Subscription Agent in ample time to permit the Subscription Agent to take the desired action. Because only the Subscription Agent can issue Rights Certificates, if you wish to transfer less than all of the Rights evidenced by your Rights Certificate to a designated transferee, you must instruct the Subscription Agent as to the action to be taken with respect to the Rights not transferred, or you must divide your Rights Certificate into Rights Certificates of appropriate smaller denominations by following the instructions in Section 4 below. The Rights Certificate evidencing the number of Rights you intend to transfer can then be transferred by following the instructions in this Section 3(b).

(c) Rights holders wishing to transfer a portion of their Rights (or all of their Rights in separate portions) should allow a sufficient amount of time prior to 5:00 p.m., Eastern time, on the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent, (ii) a new Rights Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights and to the transferor with respect to retained Rights, if any, and (iii) the Rights evidenced by such new Rights Certificates to be exercised or sold by the recipients thereof.

(d) Neither GeoMet nor the Subscription Agent shall have any liability to a transferee or transferor of Rights or any other person if Rights Certificates or any other required documents are not received in time for exercise or sale prior to the Expiration Date.

(e) Electronic Transfer. In addition to the methods outlined above, your commercial bank or broker may permit you to effect transfers through an Internet web site that it maintains and through which you may access your account.

(f) Commissions, Fees and Expenses. GeoMet will pay all fees charged by the Subscription Agent, other than fees associated with the sale or transfer of Rights. You are responsible for paying any other commissions, fees, taxes or other expenses incurred in connection with the exercise of the Rights. Neither GeoMet nor the Subscription Agent will pay any such expenses.

4. Division of Rights Certificate into Smaller Denominations.

To have a Rights Certificate divided into smaller denominations, send your Rights Certificate, together with complete separate instructions (including specification of the denominations into which you wish your Rights to be divided) signed by you, to the Subscription Agent, allowing a sufficient amount of time for new Rights Certificates to be issued and returned so that they can be exercised or sold prior to the Expiration Date. Alternatively, you may ask a commercial bank or broker to effect such actions on your behalf. Your signature must be guaranteed in Form 5 by an Eligible Institution if any of the new Rights Certificates are to be issued in a name other than that in which the old Rights Certificate was issued. As a result of delays in the mail, the time of the transmittal, the necessary processing time and other factors, you or your transferee may not receive such new Rights Certificates in time to enable the Rights holder to complete a sale or exercise by 5:00 p.m., Eastern time, on the Expiration Date. Neither GeoMet nor the Subscription Agent will be liable to a transferor or transferee or any other person for any such delays.

5. Execution.

(a) Execution by Registered Holder. The signature on the Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Rights Certificate without any alteration or change whatsoever. Persons who sign the Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

(b) Execution by Person Other than Registered Holder. If the Rights Certificate is executed by a person other than the holder named on the face of the Rights Certificate, proper evidence of authority of the person executing the Rights Certificate must accompany the same unless the Subscription Agent, in its discretion, dispenses with proof of authority.

(c) Signature Guarantees. Your signature must be guaranteed in Form 5 by an Eligible Institution, unless you are an Eligible Institution.

6. Method of Delivery.

The method of delivery of Rights Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights holder. If sent by mail, it is recommended that such certificates and payments be sent by overnight courier or by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and the clearance of payment prior to 5:00 p.m., Eastern time, on the Expiration Date.

7. Special Provisions Relating to the Delivery of Rights Through the Depository Trust Company.

If your Rights are held of record through DTC or you are a stockholder holding your shares in “street name” with DTC participants, you may exercise your Rights by instructing DTC to transfer your Rights from your account to the account of the Subscription Agent, together with certification as to the aggregate number of Rights you are exercising and the number of shares of preferred stock you are subscribing for under your Rights, if any, and your Subscription Price payment for each share of preferred stock that you subscribed for pursuant to your Rights.

Exhibit A

FORM OF NOTICE OF GUARANTEED DELIVERY

FOR

SUBSCRIPTION RIGHTS CERTIFICATES

ISSUED BY

GEOMET, INC.

This form, or one substantially equivalent to this form, must be used to exercise the transferable subscription rights (the “Rights”) pursuant to the rights offering (the “Rights Offering”), as described in the prospectus supplement dated July 29, 2010 and the prospectus dated December 8, 2009 (collectively, the “Prospectus”) of GeoMet, Inc., a Delaware corporation (“GeoMet”), if a holder of Rights cannot deliver the certificate(s) evidencing the Rights (the “Rights Certificate(s)”), to the subscription agent listed below (the “Subscription Agent”) at or prior to 5:00 p.m., Eastern time, on August 18, 2010, unless such time is extended by GeoMet as described in the Prospectus (as it may be extended, the “Expiration Date”). Such form must be delivered by hand, first class mail or overnight courier to the Subscription Agent, and must be received by the Subscription Agent on or prior to 5:00 p.m., Eastern time, on the Expiration Date. See “The Rights Offering—Notice of Guaranteed Delivery” in the Prospectus.

Payment of the subscription price of $10.00 per share (the “Subscription Price”) of GeoMet preferred stock, par value $0.001 per share, subscribed for upon exercise of such Rights must be received by the Subscription Agent in the manner specified in the section of the Prospectus entitled “The Rights Offering—Method of Payment” at or prior to 5:00 p.m., Eastern time, on the Expiration Date even if the Rights Certificate(s) evidencing such Rights is (are) being delivered pursuant to the guaranteed delivery procedures thereof. See “The Rights Offering—Notice of Guaranteed Delivery” in the Prospectus.

The Subscription Agent is American Stock Transfer & Trust Company, LLC.

For delivery by mail:

American Stock Transfer & Trust Company, LLC

Operations Center

Attn: Reorganization Department

P.O. Box 2042

New York, New York 10272-2042

For delivery by hand or courier:

American Stock Transfer & Trust Company, LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

Telephone Number for Confirmation:

(877) 248-6417 (toll free)

(718) 921-8317

If you have any questions or require additional copies of relevant documents, please contact the Information Agent, D.F. King & Co., Inc., at (800) 949-2583 (toll free) or (212) 269-5550 (collect).

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

For this Notice of Guaranteed Delivery to be validly delivered, it must be received by the Subscription Agent at or prior to 5:00 p.m., Eastern time, on the Expiration Date. Deliveries to GeoMet will not be forwarded to the Subscription Agent and therefore will not constitute a valid delivery. In addition, deliveries to The Depository Trust Company will not be forwarded to the Subscription Agent and will not constitute a valid delivery.

Ladies and Gentlemen:

The undersigned hereby represents that the undersigned is the holder of Rights Certificate(s) representing             Right(s) and that such Rights Certificate(s) cannot be delivered to the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date. Upon the terms and subject to the conditions set forth in the Prospectus and the Instructions as to Use of GeoMet, Inc. Subscription Rights Certificates, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise his/her/its subscription right(s) to subscribe for             share(s) of preferred stock.

The undersigned understands that payment of the Subscription Price for each share of preferred stock subscribed for pursuant to his/her/its Rights must be received by the Subscription Agent at or prior to 5:00 p.m., Eastern time, on the Expiration Date and represents that such payment, in the aggregate amount of $              either (check appropriate box):

☐	is being delivered to the Subscription Agent herewith.

or

☐	has been delivered separately to the Subscription Agent in the manner set forth below (check appropriate box and complete information relating thereto):

☐	Wire transfer of funds

Name of transferor institution:

Date of transfer:

Confirmation number (if available):

☐	Certified check

☐	Bank draft (cashier’s check)

Name of maker:

Date of check or draft:

Check or draft number:

Bank on which check is drawn:

Rights Certificate No(s) (if available)

Name(s) of record holder(s) of Rights Certificate

Address(es)

Telephone number(s), including area code

Signature(s) of record holder(s) or authorized signatory/signatories

Date

(Please type or print except for signature(s))

THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

Name

Capacity

Address

Telephone number, including area code

GUARANTEE OF DELIVERY

(Not To Be Used for Rights Certificate Signature Guarantee)

The undersigned, an “Eligible Guarantor Institution,” as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, guarantees that the undersigned will deliver to the Subscription Agent the Rights Certificates representing the Rights being exercised hereby, with any required signature guarantee and any other required documents, all within three (3) business days after the date hereof.

Dated:

Authorized Signature:

Name of Firm:

Address:

Area Code and Telephone Number:

The institution that completes this form must communicate the guarantee to the Subscription Agent and must deliver the Rights Certificate(s) to the Subscription Agent within three (3) business days after the date hereof. Failure to do so could result in a financial loss to such institution.